UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2011

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-153486-99	26-3853402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd and Market Streets, Halifax, PA	17032
(Address of principal executive offices)	(Zip Code)

(717) 896-3433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2011, a Director Emeritus Agreement effective November 2, 2011 was entered into by and between the Registrant and its wholly owned subsidiary, Riverview National Bank (the “Bank”), and Directors R. Keith Hite and John M. Schrantz (the “Agreement”).  In order to promote the orderly succession of the Bank’s Board of Directors, the Agreement defines the benefits the Bank is willing to provide, upon the termination of service, to those individuals who currently serve as directors of the Registrant as of December 31, 2011, provided that the Director provides the services contemplated by the Agreement.

Among various provisions, the material terms of the Agreement are as follows:

1.               The Bank shall pay the director or the director’s beneficiary $15,000 per year, which may be increased at the sole discretion of the board of directors, for 5 years and paid in 12 equal monthly installments in the following circumstances:

a.               Upon termination of service as a director on or after the age of 65, provided the director agrees to provide certain ongoing services for the Bank;

b.              Upon termination of service as a director due to a disability prior to age 65;

c.               Upon a change of control;

d.              Upon the death of a director after electing to be a director emeritus.

2.               The Bank shall not pay any benefits under the Agreement (1) to the extent limited by Section 280G of the Internal Revenue Code or which would be prohibited as a golden parachute payment, (2) the director is terminated for cause, as defined in the Agreement, (3) the director is removed by the Bank’s regulator, (3) if the director engages in competition with the Bank after termination of service, or (4) if the director commits suicide within 2 years after the date of the Agreement.

The above description is only a summary of the material terms of the agreement and is qualified in its entirety to the agreement which is attached as Exhibit 99.1 and is incorporated in this Item 5.02 by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1	Form of Director Emeritus Agreement by and between the Registrant and its wholly owned subsidiary, Riverview National Bank and the named Directors effective November 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: December 22, 2011	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer

Exhibit Index

99.1	Form of Director Emeritus Agreement by and between the Registrant and its wholly owned subsidiary, Riverview National Bank and the named Directors effective November 2, 2011.